Exhibit 99.1
MariMed Reports Third Quarter 2025 Earnings

NORWOOD, MA, November 5, 2025 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the third quarter ended September 30, 2025.

Management Commentary

“During the third quarter, we continued to make progress on our plan to own top-selling, national consumer cannabis brands, while also delivering sequential increases in revenue, adjusted EBIDTA, and operating cash flow,” said Jon Levine, MariMed Chief Executive Officer. “We had another strong quarter of wholesale sales, which is a core component of our ‘Expand the Brand’ growth strategy. Another critical part of the strategy is to bring our innovative, top-selling brand portfolio to new markets in high-growth states. New agreements we announced during and after the third quarter will widen distribution of our brands to Maine, Pennsylvania, and New York.”

“We delivered sequential growth in both wholesale and retail revenues for the third quarter, and reported a substantial increase in adjusted net income,” said Mario Pinho, MariMed Chief Financial Officer. ““Wholesale expansion in Massachusetts and Illinois, the launch of adult-use sales in Delaware, and higher retail transactions across our network fueled topline growth. While new competition impacted our Metropolis, Illinois location, we improved profitability through disciplined cost management and operational efficiencies, without compromising product quality or the customer experience.”

Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended September 30,		Nine months ended September30,
	2025	2024	2025	2024
	(unaudited)		(unaudited)
Revenue	$40.8	$40.6	$118.2	$118.8
GAAP Gross margin	40%	41%	40%	42%
Non-GAAP Gross margin	41%	43%	42%	43%
GAAP Net loss	$(2.9)	$(1.0)	$(9.8)	$(4.2)
Non-GAAP Net (loss) income	$(1.5)	$0.5	$(5.1)	$(0.5)
Non-GAAP Adjusted EBITDA	$5.1	$4.7	$12.4	$13.5
Non-GAAP Adjusted EBITDA margin	13%	12%	11%	11%

1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.

CONFERENCE CALL

MariMed management will host a conference call on Thursday, November 6, 2025 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: Q325 MRMD Earnings Call.
THIRD QUARTER 2025 OPERATIONAL HIGHLIGHTS
During the third quarter, the Company announced the following developments in the implementation of its strategic growth plan:

•July 14: Expanded the distribution of Betty’s Eddies™ to Maine for both adult-use cannabis consumers and medical patients through a new licensing partnership.
•July 31: Announced a Managed Services Agreement (“MSA”) to assume day-to-day management of a cultivation and processing facility in Pennsylvania owned by a division of multi-state cannabis operator TILT Holdings. In addition, the companies announced a licensing agreement that will enable MariMed to distribute its award-winning, branded products in Pennsylvania, which is anticipated to become the next state to expand its legal cannabis program to include adult-use sales. The Company anticipates distribution to begin in 2026 following regulatory approval.

OTHER DEVELOPMENTS

Subsequent to the end of the third quarter, the Company announced the following further developments:
•October 23: Signed a licensing agreement with a licensed, vertically integrated cannabis operator in New York that will enable the Company to expand distribution of its branded products in that state. The Company anticipates distribution to begin in 2026, following the build-out of a new kitchen at the licensee’s production facility as well as regulatory approval.
•October 28: Completed a strategic review and exited the Missouri market, ceasing management of a third-party licensed cannabis operator.
•November 3: Entered into manufacturing, wholesale distribution, and marketing agreements to launch hemp-derived THC products. A hemp-derived THC version of the Company’s Vibations™ hydrating drink mix is expected to be the first product available to consumers, with anticipated distribution in Rhode Island by early 2026.

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-GAAP financial measures: Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, Non-GAAP Gross margin, Non-GAAP Operating expenses and Non-GAAP Net income (loss), as supplements to Revenue, Gross margin, Operating expenses, Income (loss) from operations, Net income (loss) and other financial measures prepared in accordance with GAAP.

Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.

As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.

Management defines non-GAAP Adjusted EBITDA as income (loss) from operations, determined in accordance with GAAP, excluding the following items:

•depreciation and amortization of property and equipment;
•amortization of acquired intangible assets;
•impairment or write-downs of acquired intangible assets;
•inventory revaluation;
•stock-based compensation;
•severance;
•legal settlements; and
•acquisition-related and other expenses.

For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.

ABOUT MARIMED

MariMed Inc. is a leading multi-state cannabis operator, known for developing and managing state-of-the-art cultivation, production, and retail facilities. Our award-winning portfolio of cannabis brands, including Betty's Eddies™, Bubby’s Baked™, Vibations™, InHouse™, and Nature’s Heritage™, sets us apart as an industry leader. These trusted brands, crafted with quality and innovation, are recognized and loved by consumers across the country. With a commitment to excellence, MariMed continues to drive growth and set new standards in the cannabis industry. For additional information, visit www.marimedinc.com.

IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2025, including anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

All trademarks and service marks are the property of their respective owners.

Neither the CSE nor its Regulation Services accepts responsibility for the adequacy or accuracy of this release.

For More Information Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$6,596	$7,282
Accounts receivable, net	7,955	8,742
Inventory	40,040	33,488
Deferred rents receivable	—	556
Notes receivable, current portion	866	52
Other current assets	4,636	3,389
Total current assets	60,093	53,509
Property and equipment, net	91,253	94,167
Intangible assets, net	18,019	18,639
Goodwill	22,655	15,812
Notes receivable, net of current portion	—	840
Operating lease right-of-use assets	7,973	8,730
Finance lease right-of-use assets	4,551	4,073
Other assets	1,055	11,219
Total assets	$205,599	$206,989

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$2,323	$5,126
Accounts payable	11,241	13,189
Accrued expenses and other	9,026	4,435
Deferred revenue	1,654	1,329
Income taxes payable	28,133	21,922
Operating lease liabilities, current portion	1,982	1,988
Finance lease liabilities, current portion	2,225	2,018
Total current liabilities	56,584	50,007
Mortgages and notes payable, net of current portion	70,863	69,860
Operating lease liabilities, net of current portion	6,833	7,549
Finance lease liabilities, net of current portion	2,173	1,926
Other liabilities	100	100
Total liabilities	136,553	129,442

Commitments and contingencies

Mezzanine equity
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	—	4,275
Total mezzanine equity	14,725	19,000

Stockholders’ equity
Common stock	394	381
Additional paid-in capital	179,057	173,366
Accumulated deficit	(123,301)	(113,448)
Noncontrolling interests	(1,829)	(1,752)
Total stockholders’ equity	54,321	58,547
Total liabilities, mezzanine equity and stockholders’ equity	$205,599	$206,989

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024

Revenue	$40,764	$40,595	$118,176	$118,760
Cost of revenue	24,401	23,813	70,797	68,803
Gross profit	16,363	16,782	47,379	49,957

Gross margin	40.1%	41.3%	40.1%	42.1%

Operating expenses:
Personnel	7,028	7,255	21,761	20,678
Marketing and promotion	1,121	1,827	2,810	5,484
General and administrative	6,592	6,100	19,185	19,044
Acquisition-related and other	145	371	396	805
Bad debt	(122)	(116)	1,522	(131)
Total operating expenses	14,764	15,437	45,674	45,880

Income from operations	1,599	1,345	1,705	4,077

Interest and other (expense) income:
Interest expense	(1,825)	(1,705)	(5,349)	(5,058)
Interest income	25	25	74	76
Other income (expense), net	19	—	36	(50)
Total interest and other expense, net	(1,781)	(1,680)	(5,239)	(5,032)

Loss before income taxes	(182)	(335)	(3,534)	(955)
Provision for income taxes	2,759	655	6,281	3,211

Net loss	(2,941)	(990)	(9,815)	(4,166)
Less: Net income attributable to noncontrolling interests	7	16	38	34
Net loss attributable to common stockholders	$(2,948)	$(1,006)	$(9,853)	$(4,200)

Net loss per share attributable to common stockholders:
Basic	$(0.01)	$(0.00)	$(0.03)	$(0.01)
Diluted	$(0.01)	$(0.00)	$(0.03)	$(0.01)

Weighted average common shares outstanding:
Basic	392,613	380,599	388,394	378,449
Diluted	392,613	380,599	388,394	378,449

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine months ended
	September 30,
	2025	2024
Cash flows from operating activities:
Net loss attributable to common stockholders	$(9,853)	$(4,200)
Net income attributable to noncontrolling interests	38	34
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization of property and equipment	6,036	5,749
Amortization of intangible assets	2,592	2,065
Stock-based compensation	1,478	772
Amortization of warrants issued as payment for services received	—	218
Amortization of debt discount	339	265
Amortization of debt issuance costs	54	55
Payment-in-kind interest	30	151
Bad debt expense (income)	1,522	(131)
Obligations settled with common stock	3	7
Loss (gain) on disposal of assets	245	(20)
Loss on changes in fair value of investments	—	145
Changes in operating assets and liabilities:
Accounts receivable, net	973	9
Deferred rents receivable	12	55
Inventory	(2,933)	(9,669)
Other current assets	(270)	404
Other assets	(2,707)	1,434
Accounts payable	(2,690)	4,220
Accrued expenses and other	2,903	2,786
Deferred revenue	283	240
Income taxes payable	6,211	2,609
Net cash provided by operating activities	4,266	7,198

Cash flows from investing activities:
Purchases of property and equipment	(1,134)	(10,902)
Business combinations, net of cash acquired, and asset purchases	231	(4,250)
Advances toward future business combinations and asset purchases	(50)	—
Purchases and renewals of cannabis licenses	(301)	(663)
Proceeds from notes receivable	26	13
Return on investment	—	44
Proceeds from disposal of assets	45	22
Due from third party	—	(197)
Net cash used in investing activities	(1,183)	(15,933)

	Nine months ended
	September 30,
	2025	2024
Cash flows from financing activities:
Proceeds from Construction to Permanent Commercial Real Estate Mortgage Loan	—	5,077
Proceeds from mortgages	2,000	1,163
Payment of third-party debt issuance costs in connection with debt	(9)	—
Principal payments of mortgages	(1,105)	(207)
Repayment and retirement of mortgages	(689)	—
Principal payments of promissory notes	(2,876)	(783)
Principal payments of finance leases	(975)	(1,252)
Distributions	(115)	(120)
Net cash (used in) provided by financing activities	(3,769)	3,878

Net decrease in cash and cash equivalents	(686)	(4,857)
Cash and equivalents, beginning of year	7,282	14,645
Cash and cash equivalents, end of period	$6,596	$9,788

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Non-GAAP Adjusted EBITDA
GAAP Income from operations	$1,599	$1,345	$1,705	$4,077
Depreciation and amortization of property and equipment	2,115	1,803	6,036	5,749
Amortization of acquired intangible assets	674	882	2,592	2,065
Stock-based compensation	382	280	1,478	772
Severance	224	—	224	—
Acquisition-related and other	145	371	396	805
Adjusted EBITDA	$5,139	$4,681	$12,431	$13,468

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	3.9%	3.3%	1.4%	3.4%
Depreciation and amortization of property and equipment	5.2%	4.4%	5.1%	4.8%
Amortization of acquired intangible assets	1.7%	2.2%	2.2%	1.7%
Stock-based compensation	0.9%	0.7%	1.3%	0.7%
Severance	0.5%	—%	0.2%	—%
Acquisition-related and other	0.4%	0.9%	0.3%	0.7%
Adjusted EBITDA margin	12.6%	11.5%	10.5%	11.3%

GAAP Gross margin	40.1%	41.3%	40.1%	42.1%
Amortization of acquired intangible assets	1.3%	1.3%	1.4%	0.9%
Non-GAAP Gross margin	41.4%	42.6%	41.5%	43.0%

GAAP Operating expenses	$14,764	$15,437	$45,674	$45,880
Amortization of acquired intangible assets	(161)	(360)	(969)	(965)
Stock-based compensation	(382)	(280)	(1,478)	(772)
Severance	(224)	—	(224)	—
Acquisition-related and other	(145)	(371)	(396)	(805)
Non-GAAP Operating expenses	$13,852	$14,426	$42,607	$43,338

GAAP Net loss	$(2,941)	$(990)	$(9,815)	$(4,166)
Amortization of acquired intangible assets	674	882	2,592	2,065
Stock-based compensation	382	280	1,478	772
Severance	224	—	224	—
Acquisition-related and other	145	371	396	805
Non-GAAP net (loss) income	$(1,516)	$543	$(5,125)	$(524)

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Product sales - retail	$22,573	$23,388	$65,637	$69,151
Product sales - wholesale	18,031	16,310	51,948	46,683
Other revenue	160	897	591	2,926
Total revenue	$40,764	$40,595	$118,176	$118,760